SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2006

TREND MINING COMPANY
(Exact Name of Registrant as Specified in its Charter)
Delaware	000-31159	81-0304651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5439 South Prince Street Littleton, Colorado 80120
(Address of Principal Executive Offices) (Zip Code)
(303) 798-7363
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01. Other Events.

On December 22, 2006, at a special meeting of stockholders of Trend Mining Company (the “Company”), the Company’s stockholders approved the Amendment and Restatement of the Company’s Certificate of Incorporation primarily for the purpose of (i) increasing the Company’s authorized common stock to 250,000,000 shares and (ii) deleting Section 4.4 of the Company’s Certificate of Incorporation, which undesignates the rights, preferences and privileges of the Company’s Series A Preferred Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2006

TREND MINING COMPANY

By:	/s/ John Ryan
Name: John Ryan Title: Chief Financial Officer